Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(dollars in millions, except per share data)

	Three	Three	Nine	Nine
	months	months	months	months
	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,
Revenues	2010	2009*	2010	2009*
Premiums earned	$1,005	$977	$2,972	$2,898
Net investment income	110	102	322	324
Net realized investment gains	205	251	117	304
Net impairment losses recognized in earnings	0	(16)	(6)	(99)
Equity in earnings (losses) of limited partnerships	28	(37)	58	(324)
Other income	9	9	26	27

Total revenues	1,357	1,286	3,489	3,130

Benefits and expenses
Insurance losses and loss expenses	710	631	2,208	2,094
Policy acquisition and underwriting expenses	242	299	699	762

Total benefits and expenses	952	930	2,907	2,856

Income from operations before income taxes
and noncontrolling interest	405	356	582	274
Provision for income taxes	130	104	176	2

Net income	$275	$252	$406	$272
Less: Net income attributable to noncontrolling
interest in consolidated entity – Exchange	221	212	256	188

Net income attributable to Indemnity	$54	$40	$150	$84

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$1.05	$0.77	$2.92	$1.62

Class A common stock – diluted	$0.94	$0.69	$2.62	$1.46

Class B common stock – basic and diluted	$150.87	$112.06	$421.91	$239.96

Weighted average shares outstanding attributable to
Indemnity – Basic
Class A common stock	50,499,551	51,252,693	50,897,035	51,255,234

Class B common stock	2,546	2,546	2,546	2,549

Weighted average shares outstanding attributable to
Indemnity – Diluted
Class A common stock	56,624,310	57,383,900	57,021,794	57,393,641

Class B common stock	2,546	2,546	2,546	2,549

Dividends declared per share
Class A common stock	$0.48	$0.45	$1.44	$1.35

Class B common stock	$72.00	$67.50	$216.00	$202.50

• The 2009 results have been adjusted to reflect the retrospective adoption of new accounting guidance in ASC 810, Consolidation.

ERIE INDEMNITY COMPANY

RESULTS OF THE GROUP’S OPERATIONS BY INTEREST (Unaudited)

(in millions)

							Eliminations of
	Indemnity	shareholder		Noncontrolling interest			related party
	interest			(Exchange)			transactions		Erie Insurance Group
		Three months ended			Three months ended		Three months ended		Three months ended
		September 30,			September 30,		September 30,		September 30,
	Percent	2010	2009	Percent	2010	2009	2010	2009	2010	2009
Management operations

Management fee revenue, net	100.0%	$266	$253		$0	$0	$(266)	$(253)	$0	$0
Service agreement revenue	100.0%	9	9		0	0	0	0	9	9

Total revenue from management operations		275	262		0	0	(266)	(253)	9	9
Cost of management operations	100.0%	217	214		0	0	(217)	(214)	0	0

Income from management operations before taxes		58	48		0	0	(49)	(39)	9	9

Property and casualty insurance operations

Premiums earned	5.5%	55	53	94.5%	935	911	0	0	990	964
Losses and loss expenses	5.5%	38	34	94.5%	652	579	(1)	(1)	689	612
Underwriting expenses	5.5%	16	18	94.5%	272	317	(51)	(41)	237	294

Income from property and casualty insurance operations before taxes		1	1		11	15	52	42	64	58

Life insurance operations

Total revenue	21.6%	10	7	78.4%	33	26	(1)	(1)	42	32
Total benefits and expenses	21.6%	7	5	78.4%	20	20	(1)	(1)	26	24

Income from life insurance operations before taxes		3	2		13	6	0	0	16	8

Investment operations

Investment income, net of expenses		10	10		79	73	(3)	(3)	86	80
Net realized gains on investments		5	5		197	244	0	0	202	249
Impairment losses recognized in earnings		0	(3)		0	(10)	0	0	0	(13)
Equity in earnings (losses) of limited partnerships		5	(9)		23	(26)	0	0	28	(35)

Income from investment operations before taxes		20	3		299	281	(3)	(3)	316	281

Income from operations before income taxes and noncontrolling interest		82	54		323	302	0	0	405	356
Provision for income taxes		28	14		102	90	0	0	130	104
Net income		$54	$40		$221	$212	$0	$0	$275	$252

ERIE INDEMNITY COMPANY

RESULTS OF THE GROUP’S OPERATIONS BY INTEREST (Unaudited)

(in millions)

							Eliminations of
	Indemnity	shareholder		Noncontrolling interest			related party
	interest			(Exchange)			transactions		Erie Insurance Group
							Nine months
		Nine months ended			Nine months ended		ended		Nine months ended
		September 30,			September 30,		September 30,		September 30,
	Percent	2010	2009	Percent	2010	2009	2010	2009	2010	2009
Management operations

Management fee revenue, net	100.0%	$773	$742		$0	$0	$(773)	$(742)	$0	$0
Service agreement revenue	100.0%	26	26		0	0	0	0	26	26

Total revenue from management operations		799	768		0	0	(773)	(742)	26	26
Cost of management operations	100.0%	626	615		0	0	(626)	(615)	0	0

Income from management operations before taxes		173	153		0	0	(147)	(127)	26	26

Property and casualty insurance operations

Premiums earned	5.5%	161	157	94.5%	2,765	2,695	0	0	2,926	2,852
Losses and loss expenses	5.5%	118	112	94.5%	2,027	1,921	(4)	(4)	2,141	2,029
Underwriting expenses	5.5%	46	48	94.5%	783	826	(151)	(131)	678	743

(Loss) income from property and casualty insurance operations before taxes		(3)	(3)		(45)	(52)	155	135	107	80

Life insurance operations

Total revenue	21.6%	28	20	78.4%	99	74	(2)	(2)	125	92
Total benefits and expenses	21.6%	20	18	78.4%	70	68	(2)	(2)	88	84

Income from life insurance operations before taxes		8	2		29	6	0	0	37	8

Investment operations

Investment income, net of expenses		28	32		232	231	(8)	(8)	252	255
Net realized gains on investments		7	5		99	298	0	0	106	303
Impairment losses recognized in earnings		(1)	(10)		(3)	(71)	0	0	(4)	(81)
Equity in earnings (losses) of limited partnerships		11	(64)		47	(253)	0	0	58	(317)

Income (loss) from investment operations before taxes		45	(37)		375	205	(8)	(8)	412	160

Income from operations before income taxes and noncontrolling interest		223	115		359	159	0	0	582	274
Provision for income taxes		73	31		103	(29)	0	0	176	2
Net income		$150	$84		$256	$188	$0	$0	$406	$272

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition of non-GAAP operating measures

We believe that investors’ understanding of our performance related to the Indemnity shareholder interest is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses, impairment losses and related federal income taxes. Our common stock portfolio is measured at fair value. As such, changes in fair value related to common stocks are reported in earnings. These unrealized gains or losses are included in the net realized gains and losses on investments in our Consolidated Statements of Operations that is used to calculate operating income. Equity in earnings or losses of EFL and equity in earnings or losses of limited partnerships are included in the calculation of operating income. Equity in earnings or losses of limited partnerships includes the respective investment’s realized capital gains and losses, as well as unrealized gains and losses.

Net income is the generally accepted accounting principle (GAAP) measure that is most directly comparable to operating income. We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses including impairment losses. Realized capital gains and losses including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions, the timing of which is unrelated to our management services and insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for Indemnity shareholder interest:

	Indemnity Shareholder interest
	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009
(in millions, except per share data)
	(Unaudited)		(Unaudited)
Operating income attributable to Indemnity	$51	$38	$146	$87

Net realized gains and impairments on investments	5	2	6	(5)
Income tax (expense) benefit	(2)	0	(2)	2

Realized gains and impairments, net of income taxes	3	2	4	(3)

Net income attributable to Indemnity	$54	$40	$150	$84

Per Indemnity Class A common share – diluted:
Operating income attributable to Indemnity	$0.89	$0.66	$2.55	$1.52

Net realized gains and impairments on investments	0.08	0.04	0.11	(0.09)
Income tax (expense) benefit	(0.03)	(0.01)	(0.04)	0.03

Realized gains and impairments, net of income taxes	0.05	0.03	0.07	(0.06)

Net income attributable to Indemnity	$0.94	$0.69	$2.62	$1.46

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(dollars in millions, except per share data)

	September 30,	December 31,
	2010
	(Unaudited)	2009
Assets
Investments-Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$695	$664
Equity securities	46	38
Trading securities, at fair value	26	42
Limited partnerships	234	235
Other invested assets	1	1
Investments-Exchange
Available-for-sale securities, at fair value:
Fixed maturities	7,019	6,517
Equity securities	538	472
Trading securities, at fair value	1,985	1,835
Limited partnerships	1,148	1,116
Other invested assets	19	20

Total investments	11,711	10,940
Cash and cash equivalents (Exchange portion of $239 and $158, respectively)	312	234
Premiums receivable from policyholders (Exchange portion of $780 and $715, respectively)	993	906
Reinsurance recoverable (Exchange portion of $201 and $212, respectively)	204	215
Deferred income taxes (Exchange portion of $0 and $75, respectively)	11	116
Deferred acquisition costs (Exchange portion of $416 and $416, respectively)	473	467
Other assets (Exchange portion of $337 and $306, respectively)	454	409
Total assets	$14,158	$13,287

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Losses and loss expense reserves	$743	$752
Unearned premiums	355	325
Other liabilities	370	387
Exchange liabilities
Losses and loss expense reserves	2,870	2,846
Life policy and deposit contract reserves	1,600	1,540
Unearned premiums	1,803	1,656
Deferred income taxes	103	0
Other liabilities	88	56

Total liabilities	7,932	7,562

Indemnity’s shareholders’ equity	958	902
Noncontrolling interest in consolidated entity – Exchange	5,268	4,823

Total equity	6,226	5,725

Total liabilities, shareholders’ equity and noncontrolling interest	$14,158	$13,287